=============================================================================


                                 United States
                       Securities and Exchange Commission
                            Washington, D. C.  20549

                                   FORM 8-K/A
                                 Current Report

                                    0-16715
                             ----------------------
                             Commission File Number

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                               September 22, 1995
                           --------------------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                          PHONETEL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Ohio                           34-1462198
        ------------------------          ---------------------------
        (State of Incorporation)          (I.R.S. Identification No.)

                               1127 Euclid Avenue
                            650 Statler Office Tower
                          Cleveland, Ohio  44115-1601
              ---------------------------------------------------
              Address and zip code of principal executive offices

                                 (216) 241-2555
                         -----------------------------
                         Registrant's telephone number

=============================================================================
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                                           Sequential Page 2 of 3 Pages
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                                     PART I


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The attached is provided in order to satisfy the filing requirements set forth in the Rules and Regulations of The Securities and Exchange Act of 1934.

                 Exhibits
                 --------

(b)              Pro Forma Financial Information:

                 1. World Communications, Inc. and PhoneTel Technologies, Inc. Unaudited Pro Forma Combined Condensed Balance Sheet at June 30, 1995

                 2.    World Communications, Inc. and PhoneTel Technologies,
                       Inc. Unaudited Pro Forma Combined Condensed Income Statement For the Year Ended December 31, 1994 and Six Months Ended June 30, 1995
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                                                    Sequential Page 3 of 3 Pages
                                                    ============================


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PHONETEL TECHNOLOGIES, INC.
                                                  (Registrant)


Date:    December 11, 1995              /s/ Daniel J. Moos
-----------------------------           ---------------------------------
                                        Daniel J. Moos
                                        Executive Vice President,
                                        Treasurer and
                                        Chief Financial Officer

                          PHONETEL TECHNOLOGIES, INC.
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                             FINANCIAL INFORMATION


The following unaudited pro forma combined condensed financial information gives effect to the acquisition of all of the outstanding shares of common stock of World Communications, Inc. (WCI) in exchange for 2,415,001 shares of common stock of PhoneTel and 530,534 shares of preferred stock of PhoneTel. The acquisition of WCI is being accounted for as a purchase and, therefore, is included in the Unaudited Pro Forma Combined Condensed Balance Sheet as if the transaction had occurred on June 30, 1995 and in the Unaudited Pro Forma Combined Condensed Statements of Income as if the transaction had occurred at the beginning of each of the periods presented giving effect to the pro forma adjustments described therein.

The unaudited combined condensed pro forma financial information presented herein may not be indicative of the results that actually would have occurred if the merger had occurred on the date indicated, or which may be obtained in the future. The unaudited pro forma combined condensed financial information should be read in conjunction with the historical financial statements of PhoneTel and WCI.

                         PHONETEL TECHNOLOGIES, INC.
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


                                                        PhoneTel at           WCI at           Pro forma             Pro forma
                                                       June 30, 1995      June 30, 1995       Adjustments             Combined
ASSETS                                                 -------------      -------------      -------------          ------------
------

Cash                                                        $357,657           $193,430                                 $551,087
Accounts receivable, net                                     795,499            705,603                                1,501,102
Inventories                                                  516,086            230,311                                  746,397
Prepaid expenses                                              69,902             99,006                                  168,908
Property and equipment, net                                4,778,515          4,076,987         $3,024,122 (1)        11,879,624
Intangibles, net                                           2,229,173          1,167,368          5,106,271 (1)         8,502,812
Other assets, net                                            960,042            574,688                                1,534,730
                                                       -------------      -------------      -------------          ------------
 Total assets                                             $9,706,874         $7,047,393         $8,130,393           $24,884,660
                                                       =============      =============      =============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------

Current portion long-term debt and leases                 $1,768,727           $768,905                               $2,537,632
Accounts payable                                           3,089,367            845,960                                3,935,327
Accrued liabilities                                          762,945            333,442                                1,096,387
Subordinated convertible debentures                                           1,765,000                                1,765,000
Long-term debt and capital lease obligations               2,055,440          3,746,013                                5,801,453
                                                       -------------      -------------      -------------          ------------

  Total liabilities                                        7,676,479          7,459,320                               15,135,799
                                                       -------------      -------------      -------------          ------------

Preferred stock, 7% cumulative convertible redeemable        200,000                                                     200,000
Preferred stock, 8% cumulative convertible redeemable        981,084                                                     981,084
Preferred stock, 10% cumulative convertible redeemable             1                                                           1
Preferred stock, 10% nonvoting                                                                 $5,305,340 (1)          5,305,340
Common stock                                                 103,914              2,699             18,751 (1)           125,364
Additional paid in capital                                 9,502,575            476,951          1,914,725 (1)        11,894,251
Accumulated deficit                                       (8,757,179)          (891,577)           891,577 (1)        (8,757,179)
                                                       -------------      -------------      -------------          ------------

  Total stockholders' equity                               2,030,395           (411,927)         8,130,393             9,748,861
                                                       -------------      -------------      -------------          ------------

                           PHONETEL TECHNOLOGIES, INC
                 UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT


                                           PhoneTel for               WCI for
                                          the year ended          the year ended             Pro forma               Pro forma
                                          Dec. 31, 1994           Dec. 31, 1994             Adjustments               Combined
                                          --------------          --------------          --------------            ------------
 Net revenues                                $15,866,087              $7,534,916                                     $23,401,003
 Operating expenses                           14,348,640               5,560,869               ($800,000) (2)        $21,416,509
 Operating expenses                                                                            2,307,000  (3)
                                          --------------          --------------          --------------            ------------

 Gross profit                                  1,517,447               1,974,047              (1,507,000)              1,984,494

 Selling, general & administrative             2,831,775               1,583,076                (500,000) (2)          3,914,851
                                          --------------          --------------          --------------            ------------

 Operating income                             (1,314,328)                390,971              (1,007,000)             (1,930,357)

 Other income/(expense)                         (380,794)               (271,887)                                       (652,681)
                                          --------------          --------------          --------------            ------------

 Income before taxes                          (1,695,122)                119,084              (1,007,000)             (2,583,038)
 Income tax provision
                                          --------------          --------------          --------------            ------------

 Net income                                   (1,695,122)                119,084              (1,007,000)             (2,583,038)
 Preferred stock dividends                       291,980                                         530,534 (4)             822,514
                                          --------------          --------------          --------------            ------------

 Income applicable to common stock           ($1,987,102)               $119,084             ($1,537,534)            ($3,405,552)
                                          ==============          ==============          ==============            ============

 Income per common share                          ($0.23)                                                                 ($0.31)
                                          ==============                                                            ============

 Weighted average number of
  shares outstanding                           8,822,914               2,145,001                                      10,967,915
                                          ==============          ==============                                    ============

                           PHONETEL TECHNOLOGIES, INC
             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT





                                         PhoneTel for              WCI for
                                       6 months ended          6 months ended             Pro forma              Pro forma
                                        June 30, 1995           June 30, 1995            Adjustments              Combined
                                       --------------          --------------            -----------            -----------
Net revenues                               $7,878,062              $4,172,528                                   $12,050,590
Operating expenses                          7,583,176               3,474,750              ($400,000) (2)        11,811,426
Operating expenses                                                                         1,153,500  (3)
                                       --------------          --------------            -----------            -----------

Gross profit                                  294,886                 697,778               (753,500)               239,164

Selling, general & administrative           1,494,244                 925,840               (250,000) (2)         2,170,084
                                       --------------          --------------            -----------            -----------

Operating income                           (1,199,358)               (228,062)              (503,500)            (1,930,920)

Other income/(expense)                       (213,642)               (290,682)                                     (504,324)
                                       --------------          --------------            -----------            -----------

Income before taxes                        (1,413,000)               (518,744)              (503,500)            (2,435,244)
Income tax provision
                                       --------------          --------------            -----------            -----------

Net income                                 (1,413,000)               (518,744)              (503,500)            (2,435,244)
Preferred stock dividends                     154,834                                        265,267  (4)           420,101
                                       --------------          --------------            -----------            -----------

Income applicable to common stock         ($1,567,834)              ($518,744)             ($768,767)           ($2,855,345)
                                       ==============          ==============            ===========            ===========

Income per common share                        ($0.16)                                                               ($0.24)
                                       ==============                                                           ===========

Weighted average number of
  shares outstanding                        9,516,845               2,145,001                                    11,661,846
                                       ==============          ==============                                   ===========


Statements used for above information.
--------------------------------------
MCM         MCM carved-out finan MCM carved-out financials
MCS         Balances per fax, 11/1 Balances per fax, 11/10/95
AHC         Balances per fax, 11/1 Balances per fax, 11/10/95

                          PHONETEL TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                       FOOTNOTES TO FINANCIAL INFORMATION



  (1) Represents the issuance of 2,415,001 shares of PhoneTel's common stock, $.01 par value, at an assumed price of $1.125 per share and the issuance of 530,534 shares of PhoneTel's 10% cumulative, nonvoting preferred stock, $10 stated value per share in exchange for all of the outstanding common stock of WCI. In conjunction with the merger, property and equipment was written up by $3,124,122 to its estimated fair value and $5,106,271 was recorded relating to the value of WCI's existing phone contracts. As required by purchase accounting, the accumulated deficit of WCI prior to the merger was eliminated.


  (2) Represents the estimated recurring benefits as a result of the merger of WCI into PhoneTel. The savings are primarily the result of backroom efficiencies, including the elimination of substantially all administrative personnel at WCI and economies of scale in billing and other operating areas.


  (3) Represents the incremental depreciation and amortization associated with the merger. The increase to property and equipment is assumed to depreciate over 60 months while the intangible asset relating to WCI's existing phone contracts is being amortized over 36 months.


  (4) Represents the preferred dividend on the 10% cumulative, nonvoting preferred stock, $10 stated value, issued to the existing stock-holders of WCI in connection with the merger.